UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Walnut Street, 9th Floor
Philadelphia, Pennsylvania 19106
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (215) 238-1046

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 31, 2011, Hersha Hospitality Trust (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report on the voting results of its annual meeting of shareholders held on May 26, 2011, including, among other matters, the results of the non-binding advisory vote of shareholders regarding the frequency of advisory votes of shareholders on the compensation of the Company’s named executive officers (a “Say-on-Pay Vote”).  This Current Report on Form 8-K/A amends the Original Report solely for the purpose of disclosing the decision of the Board of Trustees on the frequency of Say-on-Pay Votes.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Board of Trustees of the Company decided, in light of the vote of its annual meeting of shareholders held on May 26, 2011, to hold a Say-on-Pay Vote annually until the next shareholder vote on the frequency of Say-on-Pay Votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: September 20, 2011	By:	/s/ Ashish R. Parikh
Ashish R. Parikh
Chief Financial Officer